UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2012

REGENERX BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15070	52-1253406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15245 Shady Grove Road, Suite 470 Rockville, MD 20850

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 208-9191

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective January 1, 2012, in connection with the Program (as defined in Item 8.01 below), the Company changed the salaries of J.J. Finkelstein, the Company’s president and chief executive officer, and David Crockford, the Company’s VP, clinical and regulatory affairs, to an hourly rate on a part-time basis. Effective as of January 1, 2012, in connection with the Program (as defined in Item 8.01 below), the Company and each of Messrs. Finkelstein and Crockford entered into letter agreements for temporary employment and terminated their previous employment agreements, changing their status to that of part-time temporary employees. In connection with this conversion, the Company is paying Messrs. Finkelstein and Crockford two weeks of severance based on their December 2011 salaries (payments equal to $1,400 each) plus accrued vacation.

Pursuant to his letter agreement, Mr. Finkelstein will receive a salary at a rate of $50.00 per hour, subject to deductions and withholdings. Mr. Finkelstein’s typical work schedule will be up to 100 hours per month, with no guaranteed minimum number of hours. Pursuant to his letter agreement, Mr. Crockford will receive a salary at a rate of $96.01 per hour for work related to the May 2010 grant from the National Institutes of Health’s National Heart Lung & Blood Institute (the “NIH Grant”), all of which is expected to be funded from proceeds of the NIH Grant, and at a rate of $50.00 per hour for all other work, subject to deductions and withholdings. Mr. Crockford’s typical work schedule will be up to 20 hours per month for non-grant work, with no guaranteed minimum number of hours. In accordance with the letter agreements, the employment termination date for Messrs. Finkelstein and Crockford will be March 31, 2012, unless terminated prior to March 31, 2012 by Messrs. Finkelstein or Crockford, respectively, or the Company.

In addition to the letter agreements described above, the Company and Messrs. Finkelstein and Crockford also entered into change in control agreements effective January 1, 2012. Pursuant to the change in control agreements, if a change in control of the Company is consummated and either the employment of Messrs. Finkelstein or Crockford is (i) within twelve months following such change in control (a) terminated by the Company for any reason, other than for cause or due to death or disability of Messrs. Finkelstein or Crockford, respectively, or (b) terminated by Messrs. Finkelstein or Crockford, respectively, by resignation for good reason, or (ii) terminated by the Company for any reason (other than for cause or due to death or disability of Messrs. Finkelstein or Crockford) in connection with or in anticipation of such change in control, then Messrs. Finkelstein or Crockford, respectively, may be eligible to receive severance. The amount of severance due to each of Messrs. Finkelstein or Crockford is determined according to their respective base salaries as of November 30, 2011, not including bonuses or any other compensation (each a “Base Salary”) and the amount of Net Proceeds, as defined in the change in control agreements, received in connection with the change in control. The amount of the severance may not exceed six months of Messrs. Finkelstein’s or Crockford’s Base Salary, respectively. Messrs. Finkelstein or Crockford will be required to execute a general release and waiver of all legal claims prior to receiving severance. The compensation provided pursuant to the change in control agreements will be the only severance benefits to which Messrs. Finkelstein or Crockford may be entitled upon termination of their employment with the Company.

The letter agreements of Messrs. Finkelstein and Crockford are filed herewith as Exhibits 10.1 and 10.2, respectively, and the foregoing descriptions of the letter agreements are qualified in their entirety by the contents of these letter agreements, which are incorporated by reference herein. The change in control agreements of Messrs. Finkelstein and Crockford are filed herewith as Exhibits 10.3 and 10.4, respectively, and the foregoing descriptions of the change in control agreements are qualified in their entirety by the contents of these change in control agreements, which are incorporated by reference herein.

Item 8.01	Other Events.

On January 1, 2012, the Company implemented a second cost reduction program (the “Program”), including a change in salaries to an hourly rate for all executives and staff, with such changes effective as of January 1, 2012.

As part of the Program, effective January 1, 2012, the Company and Allan Goldstein, the Company’s chairman and chief scientific advisor, entered into a letter agreement for temporary employment and terminated Dr. Goldstein’s previous employment agreement, changing his status to that of part-time temporary employee. In connection with this conversion, the Company is paying Dr. Goldstein two weeks of severance based on his December 2011 salary (payment equal to $1,400).

Pursuant to this letter agreement, Dr. Goldstein will receive a salary at a rate of $50.00 per hour, subject to deductions and withholdings. Dr. Goldstein’s typical work schedule will be up to 32 hours per month, with no guaranteed minimum number of hours. In accordance with the letter agreement, Dr. Goldstein’s employment termination date will be March 31, 2012, unless terminated prior to March 31, 2012 by Dr. Goldstein or the Company.

In addition to the letter agreement described above, the Company and Dr. Goldstein also entered into a change in control agreement effective January 1, 2012. Pursuant to his change in control agreement, if a change in control of the Company is consummated and either the employment of Dr. Goldstein is (i) within twelve months following such change in control (a) terminated by the Company for any reason, other than for cause or due to death or disability of Dr. Goldstein, or (b) terminated by Dr. Goldstein by resignation for good reason, or (ii) terminated by the Company for any reason (other than for cause or due to death or disability of Dr. Goldstein) in connection with or in anticipation of such change in control, then Dr. Goldstein may be eligible to receive severance. The amount of severance due to Dr. Goldstein is determined according to his Base Salary and the amount of Net Proceeds, as defined in the change in control agreement, received in connection with the change in control. The amount of the severance may not exceed at six months of his Base Salary. Dr. Goldstein will be required to execute a general release and waiver of all legal claims prior to receiving severance. The compensation provided pursuant to the change in control agreement will be the only severance benefits to which Dr. Goldstein may be entitled upon termination of his employment with the Company.

The letter agreement with Dr. Goldstein is filed herewith as Exhibit 10.5 and the foregoing description of his letter agreement is qualified in its entirety by the contents of the letter agreement, which is incorporated by reference herein. The change in control agreement with Dr. Goldstein is filed herewith as Exhibit 10.6 and the foregoing description of his change in control agreement is qualified in its entirety by the contents of the change in control agreement, which is incorporated by reference herein.

In considering the impact of the above described actions the Company projects that the existing capital resources will only be adequate to fund operations into March 2012.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Letter Agreement between the Company and J.J. Finkelstein, dated January 1, 2012.

10.2	Letter Agreement between the Company and David Crockford, dated January 1, 2012.

10.3	Change in Control Agreement between the Company and J.J. Finkelstein, dated January 1, 2012.

10.4	Change in Control Agreement between the Company and David Crockford, dated January 1, 2012.

10.5	Letter Agreement between the Company and Allan L. Goldstein, dated January 1, 2012.

10.6	Change in Control Agreement between the Company and Allan L. Goldstein, dated January 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.

By:	/s/ J.J. Finkelstein
J.J. Finkelstein
President and Chief Executive Officer

Date: January 6, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement between the Company and J.J. Finkelstein, dated January 1, 2012.

10.2	Letter Agreement between the Company and David Crockford, dated January 1, 2012.

10.3	Change in Control Agreement between the Company and J.J. Finkelstein, dated January 1, 2012.

10.4	Change in Control Agreement between the Company and David Crockford, dated January 1, 2012.

10.5	Letter Agreement between the Company and Allan L. Goldstein, dated January 1, 2012.

10.6	Change in Control Agreement between the Company and Allan L. Goldstein, dated January 1, 2012.